Exhibit 10.1

FIRST AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

This First Amendment to the Agreement and Plan of Reorganization (this “Amendment”), dated as of September 1, 2010, is by and among Accredited Members Holding Corporation (“AMHC”), AMHC Acquisition Corp. (“Merger Sub”) and World Wide Premium Packers, Inc. (“WWPP”), in order to amend that certain Agreement and Plan of Reorganization dated as of July 23, 2010 (the “Agreement”).  Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Agreement.

In consideration of the mutual covenants set forth herein and in the Agreement, and intending to be legally bound, the parties do hereby amend the Agreement as follows:

1.	Section 1.8 is deleted.
2.	In Section 3.1(b) the number 11,500,000 is replaced with 9,563,450.
3.	Section 3.1(l) is revised by deleting the following parenthetical language: “(excluding the packing plant to be acquired in the Plant Acquisition)”
4.	The last sentence under Section 3.1(m) is revised by removing the following language: “Except for the rights of Innovative Foods under the lease for the packing plant,”
5.	Section 5.3 is revised by deleting the following language from the beginning of that section: “the Plant Acquisition and”
6.	Section 5.4 is deleted.
7.	Section 6.1(b) is revised to read as follows: receipt of all required consents and approvals to the Merger.
8.	Section 6.2(e) is deleted.
9.	In Section 8.1 the definition “Plant Acquisition” is deleted.

By executing this Amendment, AMHC, Merger Sub and WWPP affirm their respective commitments to proceed to the Closing and consummate the Merger pursuant to the Agreement as modified by this Amendment.  Except as expressly set forth herein, the Agreement shall continue in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

AMHC ACCREDITED MEMBERS HOLDING CORPORATION By: /s/ David Lavigne David Lavigne, Co-Chairman	MERGER SUB AMHC ACQUISITION CORP. By: /s/ David Lavigne David Lavigne, President
WWPP WORLD WIDE PREMIUM PACKERS, INC. By: /s/ Michael Genho Michael Genho, President